AIG RETIREMENT COMPANY I
Supplement to Prospectus dated October 1, 2008
Asset Allocation Fund. In the section titled “About ARC I’s Management – Investment Sub-Advisers – AIG Global Investment Corp.,” references to Michael Kloss are deleted in their entirety. The following disclosure is added to reflect the addition of Jose R. Aragon as a portfolio manager to the Fund:
Mr. Aragon joined AIG Investments in 2003 and is currently a Vice President and a Portfolio Manager for AIG Investments’ asset allocation products.  Prior to assuming this role, Mr. Aragon managed AIG Investments’ multi-strategy hedge fund and was a Quantitative Analyst in the AIG Investments structured equity group.
Capital Conservation Fund. The Fund no longer invests in high-yield fixed income securities (junk bonds). The “Investment Strategy” section of the Fund’s Fact Sheet is amended to remove references to the Fund’s ability to invest in such instruments. In addition, the “Investment Risks” section is amended to delete “Lower Rated Fixed Income Securities Risk.”
In the section titled “About ARC I’s Management – Investment Sub-Advisers – AIG Global Investment Corp.,” the paragraph regarding the management of the Capital Conservation Fund is deleted and replaced in its entirety with the following:
Investment decisions for the Capital Conservation Fund are made by a team including Dana G. Burns, Raphael Davis, Robert Vanden Assem and Michele Varvaro. Mr. Burns is Vice President of Investment Grade Fixed Income and Portfolio Manager. Mr. Burns joined AIG Investments in 2007 and has over 10 years of investment experience. Prior to joining AIG Investments, Mr. Burns was Vice President and co-manager of the Fixed Income Separately Managed Account team at Morgan Stanley. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s agency MBS pass-through and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of American General Investment Management’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolio, long/short portfolios and affiliated accounts. Prior to joining AIG Investments, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets. Ms. Varvaro is an Assistant MBS Portfolio Manager in the Securitized Products group, of U.S. Fixed Income for AIG Investments. Ms. Varvaro is responsible for assisting the lead portfolio manager, Raphael Davis in the day-to-day management of AIG’s agency and MBS pass-through and CMO portfolios for both the general and total return portfolios. Ms. Varvaro joined AIG Investments in 2005. Prior to joining AIG Investments, Ms. Varvaro was an Institutional Fixed Income Sales Associate at Merrill Lynch where she advised and sold short-term fixed income securities to money managers of institutional corporations.
Science & Technology Fund. In the section titled “About ARC I’s Management – Investment Sub-Advisers – T. Rowe Price Associates, Inc.,” the paragraph regarding the management of the Science & Technology Fund is deleted and replaced in its entirety with the following:
T. Rowe Price is responsible for sub-advising a portion of the Science & Technology Fund. This portion is managed by an investment advisory committee to be chaired by Kennard W. Allen. Mr. Allen will replace Michael F. Sola, CFA as committee chairman effective January 1, 2009. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Allen previously served as a member of the investment advisory committee. He joined T. Rowe Price in 2000 and his investment experience dates from 1999.

Value Fund. In the section titled “About ARC I’s Management – Investment Sub-Advisers – OppenheimerFunds, Inc.,” the paragraph regarding the management of the Value Fund is deleted and replaced in its entirety with the following:
Effective January 1, 2009, Mitch Williams and John Damian assumed primary responsibility for the day-to-day management of the Value Fund’s investments. Mr. Williams, CFA, has been a Vice President of Oppenheimer since July 2006 and was previously a Senior Research Analyst from April 2002. Mr. Damian has been a Vice President of Oppenheimer since September 2001.
Date: December 31, 2008

AIG RETIREMENT COMPANY I
Supplement to Statement of Additional Information
dated October 1, 2008
Effective January 1, 2009, one of AIG Global Investment Corp.’s (“AIGGIC”) portfolio managers for the Asset Allocation Fund, Michael Kloss, is replaced by Jose R. Aragon. Dana G. Burns and Michele Varvaro are additional to AIGGIC’s portfolio managers for the Capital Conservation Fund. T. Rowe Price Associates, Inc.’s (“T. Rowe Price”) portfolio manager for the Science & Technology Fund, Michael Sola, was replaced by Kennard W. Allen. OppenheimerFunds, Inc.’s (“Oppenheimer”) portfolio manager for the Value Fund, Christopher Levy, was replaced by Mitch Williams and John Damian.
The following disclosure, which lists the number of accounts/funds and the assets in those accounts/funds that are managed by each portfolio manager, replaces the previous disclosure in the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46:

			Other Accounts
			(As of May 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
			No. of	Assets	No. of	Assets	No. of	Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts	($ millions)	Accounts	($ millions)
Asset Allocation Fund	AIGGIC	Aragon, Jose R.	0	0	0	0	0	0

Capital Conservation Fund	AIGGIC	Burns, Dana	11	$1,636	1	$234	5	$2,089
		Varvaro, Michele	10	$406	3	$134	31	$22,872

Science & Technology Fund	T. Rowe Price	Allen, Kennard W.	0	0	0	0	0	0

Value Fund	Oppenheimer	Williams, Mitch	3	$7,222	0	$0	14	$1,603
		Damian, John	4	$5,178	0	$0	0	$0
In addition, the portfolio managers listed above do not own any shares of their managed fund, respectively.
Date: December 31, 2008